The modification is registered under reg. no. 91044411

                     MODIFICATION 1 OF AGREEMENT NO.910.444
                    signed by parties on May 30 1997 AND MADE
                                 by and between
         HUNGARIAN BROADCASTING CORPORATION TELEVISION COMPANY (of 1118
                          Budapest, kelenhegyl ut 39.),
                             tax no.: 12288168-2-13,
        sorting code: Raiffeisen UNIC bank 12001008-00183864-OO1OOOO1, as
          User (hereinafter referred to as User), on the one hand, and
                      Antenna Hungaria Magyar Musorszoro es
              Radiohirk6zlesi Reszvenytarsasag (of 1119 Budapest,
                          Xl.Petzval Jozsef utca 31-33,
                 mailing address H-1519 Budapest, P.O. Box 447),
                             tax no.: 10834730-2-44,
        sorting code: Magyar Kullkereskedelmi Bank Rt. 10300002-20366522-
                                    00003285~
    as service provider (hereinafter referred to as Service provider)1 on the other, wherein the above two contracting parties will be referred to hereinafter as Parties.

     I./1./e SHALL BE MODIFIED AS FOLLOWS:
     Service provider undertakes to transmit the program signals from OMK through channel R7 of AM-micro Budapest distribution system under terms and conditions stated in Annex to Radio License and Studio License no.136.438119931 as well as ORTT Statement of July 22, 1997 modifying the latter.

     IV./2 SHALL BE MODIFIED AS FOLLOWS:
     Service provider shall provide the service stated in I./1./b from June 26, 1997 and service stated in I./1./e. from September 1 1997 on a continued basis. The Service provider shall not be responsible for failure in doing so, if the stated deadline is not observed due to delay in any administrative licensing procedures for which the Service provider shall not be accountable.

     IV./11.SHALL BE MODIFIED AS FOLLOWS:
     Service: provider shall provide the service stated in I./1./e. during the program broadcasting time stated in ORTT Statement of July 22,1997 with a reliability coefficient of 99.5% on annual basis. The failure due to the failure of the microwave connection mentioned in I./1./b shall not be taken into account for calculating the above reliability coefficient.

     V/2 SHALL BE MODIFIED AS FOLLOWS:
     User states that he requests the provision of Service Provider's services stated in I./1./a-d on a continued basis, for 24 hours per day, while services stated in I.1 /e. will be required on a basis stated in ORTT Statement of July 22, 1997.

     The provisions of the initial agreement not concerned by this modification shall remain in force without any change. From this day, the initial agreement shall be valid in a form as modified hereby and herein.

     Budapest, August 29, 1997

     signed for and on behalf of
     ANTENNA HUNGARIA
     Magyar Musorszoro es Reszvenytarsasag Rt.
     Budapest, XI. Petzval(J. u. 31-33.
     Mailing address: 1519 Bp., P.O~Box 447
     Phone: 203-6060
     as Service provider


     signed for and on behalf of
     HUNGARIAN BROADCASTING CORPORATION
     TELEVIZIOS RT
     H-1118 Bp., Kelenhegyl U. 39.
     Tax no.: 12288168-2-43
     as User